                                                                   Exhibit 10.71

                                  CONFIRMATION

                                                                  October 8,2002

Nelnet  Student Loan Trust 2002-2
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Attention: Corporate Trust Administration

           Subject: Student Loan Rate Cap Transaction
           Swap Ref No:__________________

The purpose of this confirmation is to set forth the terms and conditions of the above referenced rate cap transaction entered into on the Trade Date specified below (the "Cap Transaction") between JPMorgan Chase Bank ("JPMorgan") and Nelnet Student Loan Trust 2002-2 (the "Trust"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a pan of, and be subject to an agreement in the form of the ISDA Master Agreement and Schedule thereto dated as of October 8,2002 (the "Master Agreement") between Program and the Trust. AH provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

2. The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

A.       TRANSACTION DETAILS:

Morgan Deal Number(s):

Notional Amount:                           $180,000,000

Trade Date:                                October 8, 2002

Effective Date:                            October 8, 2002

Termination Date:                          September 25, 2003

PREMIUM:

                                                                 [JPMORGAN LOGO]

Buyer:                                     The Trust

Premium Amount:                            $36,000

Premium Payment Date:                      October 8, 2002

FLOATING AMOUNTS:

Floating Rate Payer (Seller):              JPMorgan

Cap Rate:                                  5%

Floating Rate Payer Payment Dates:         Early Payment applies - three (3)
                                           Business Days prior to the applicable
                                           Period End Date or the Termination
                                           Date, as the case may be.

Floating Rate Option:                      USD-LIBOR-BBA, provided however, that
                                           (i) the term "London Banking Days"
                                           shall mean a Banking Day" New York
                                           and London and (ii) if USD-LIBOR
                                           Reference Banks is used as a fallback
                                           and quotations are not available, the
                                           rate will be the rate in effect for
                                           the previous Calculation Period.

Designated Maturity:                       Three (3) months for every
                                           Calculation Period.

Floating-Rate Day Count Fraction:          Actual/360

Reset Dates:                               The first day of each Calculation
                                           Period.

Period End Dates:                          The 25th day of each March, June,
                                           September, and December beginning
                                           December 25, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

Calculation Period                         Each period from, and including, one
                                           Period End Date to, but excluding,
                                           the next following applicable Period
                                           End Date during the Term of this
                                           Transaction, except that (a) the
                                           initial Calculation Period for the
                                           party will commence on, and include,
                                           the Effective Date, and (b) the final
                                           Calculation Period for the party will
                                           end on, but exclude, the Termination
                                           Date.

Floating Rare for Initial Calculation
Period:                                    ____%

Business Days:                             New York

                                                                 [JPMORGAN LOGO]

B.       ACCOUNT DETAILS:

Payment to JPMorgan is USD:                JPMORGAN CHASE BANK
                                           JPMORGAN CHASE BANK- NEW YORK
                                           BIG: CHASUS33XXX
                                           ABA 021 0000 21
                                           AC NO: 999 97 979

Payments to the Trust in USD:              Nelnet Student Loan Trust 2002-2

                                           Zions First National Bank
                                           Salt Lake City, UT
                                           ABA: 124000054
                                           FFC A/C: #80-000219
                                           Ref: Nelnet 2002-2 Trust
                                           Attn: Sandy Stevens
                                           phone: 720-947-7479

C.       OFFICES:

         (a) The Office of JPMorgan for this Transaction is 270 Park Avenue, 40th Floor, New York, New York 10017-2070, Attention: Legal Department - Capital Markets. Except as otherwise provided in the Schedule to die Agreement, the foregoing shall be the address for notices or communications to JPMorgan.

         (b) The Office of the Trust for this Transaction is Nelnet Student Loan Trust 2002-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890; with copies to: Zions First National Bank, 717 17th Street, Suite 301, Denver, Colorado 80202, Attention: Corporate Trust; and Nelnet, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68505, Attention: Terry J. Heimes.

D.       ADDITIONAL PROVISIONS:

         (a) Calculation Agent. Nelnet, Inc (the "Administrator"), as appointed by the Trust. The Administrator shall act as Calculation Agent pursuant to the terms of the Administration Agreement and in accordance with the terms of the Schedule.

         (b) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer by at least 1:00 p.m. (New York City time) 1 Business Day prior to the Floating Rate Payer Payment Date of whether the Floating Rate Payer is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City lime) 1 Business Day prior to each such Floating Rate Payer Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

                                                                 [JPMORGAN LOGO]

         (c) Termination Events. Notwithstanding anything to the contrary contained in the Master Agreement, an Illegality, Tax Event, Tax Event Upon Merger or Credit Event Upon Merger shall not constitute a Termination Event with respect to the Trust in connection with the Transaction evidenced by this Confirmation.

         (d) Events of Default. Notwithstanding anything to the contrary contained in the Master Agreement, an Event of Default under Section 5(a)(iii) or Section 5(a)(viii) of the Master Agreement shall not constitute an Event of Default with respect to the Trust in connection with the Transaction evidenced by this Confirmation.

                                                                 [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this confirmation and returning it to us by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate JPMorgan Deal
Number:

                                           Very truly yours,

                                           JPMORGAN CHASE BANK

                                           By: /s/ Don Thompson
                                               ---------------------------------
                                           Name:  DON THOMPSON
                                           Title: MANAGING DIRECTOR AND
                                                  ASSOCIATE GENERAL COUNSEL

Accepted and confirmed as of
the date first written above.

NELNET STUDENT LOAN TRUST 2002-2

By: Wilntington Trust Company,
    not in its individual capacity but
    solely in its capacity as Trustee of
    the Nelnet Student Loan Trustee 2002-2

By: /s/ JANEL R. HAVRILLA
    -----------------------------------
    Name: JANEL R. HAVRILLA
    Title: FINANCIAL SERVICES OFFICER